SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 14, 2005

                         TII NETWORK TECHNOLOGIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)


          1-8048                                        66-0328885
   ---------------------                   ---------------------------------
   (Commission File No.)                   (IRS Employer Identification No.)



                   1385 Akron Street, Copiague, New York 11726
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 789-5000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The following discussions are qualified in their entirety by reference to the exhibits to this report:

         (a) The Company has entered into agreements, dated October 14, 2005, with each of Kenneth A. Paladino, Vice President - Finance, Chief Operating Officer, Chief Financial Officer and Treasurer, Virginia M. Hall, Vice President
- Administration and Contract Administration and Secretary, and Nisar A. Chaudhry, Vice President - Engineering and Chief Technology Officer, providing that, in the event the Company should terminate the employment of the officer (other than for cause, as defined, (including a breach of his or her confidentiality agreement with the Company) or as a result of his or her death), or if the officer voluntarily terminates his or her employment for good reason (in general, adverse changes in his or her responsibilities or conditions of employment, reductions in compensation or a requirement to relocate his or her principal place of employment by more than 50 miles), the officer will be entitled to at least six months severance pay, the continuation, at the Company's cost, of then existing group medical and other insurance for the officer and his or her family for the six-month period or, if not permitted, the payment of COBRA premium costs during such six month period, and for the acceleration of vesting of all stock options held by the officer and an extension of the exercise period thereof to the fifteenth day of the third month following the date on which, or if later, December 31 of the calendar year in which, the option would otherwise have expired. None of such officers are a party to an employment agreement with the Company.

         (b) Non-employee directors of the Company currently receive a fee of $1,000 for each meeting of the Board attended in person, members of committees of the Board receive a fee of $500 for each committee meeting attended, and reimbursement for their reasonable travel and other expenses incurred in attending Board and committee meetings, as well as options under the 2003 Company's Non-Employee Director Stock Option Plan. On October 14, 2005, the Board authorized a change in the compensation payable to non-employee directors so that, commencing with the organizational meeting of the Board of Directors immediately following the 2005 Annual Meeting of Stockholders scheduled to be held in December 2005 (the "Meeting"), each non-employee director is to receive
(i) a cash retainer at the rate of $10,000 per annum ($25,000 in the case of the non-executive Chairman of the Board), which shall be payable quarterly, provided that, subject to approval by the Company's stockholders at the Meeting, such non-employee director may, in lieu of such retainer, elect, at or prior to the applicable annual meeting of stockholders, to receive $11,750 ($29,400 in the case of the non-executive Chairman of the Board) of the Company's Common Stock (valued at the fair market value of the Company's Common Stock on the date of the applicable annual meeting of stockholders of the Company, such fair market value to be determined in the same manner as determined under the Company's 2003 Non-Employee Director Stock Option Plan), which shares shall be subject to forfeiture in the event such non-employee director resigns or is removed for cause preceding the next annual meeting of stockholders of the Corporation, (ii) a fee of $1,000 for each meeting of the Board attended, (iii) a fee of $500 for each member of the Board's Audit, Compensation and Nominating/Governance Committees (except that the Chairman of those Committees will receive a fee of $1,000) and $1,000 for each member of the Board's new Executive Advisory Committee (except that the Chairman of the Executive Advisory Committee will receive

$2,000) for each meeting of the applicable committee attended and (iv) reimbursement for their reasonable travel and other expenses incurred in attending Board and committee meetings.

         (c) On October 14, 2005, the Company's Board of Directors, upon the recommendation of the Board's Compensation Committee, adopted a bonus plan for fiscal 2006 covering Timothy J. Roach, the Company's President and Chief Executive Officer, Kenneth A. Paladino, Vice President - Finance, Chief Operating Officer, Chief Financial Officer and Treasurer, Virginia M. Hall, Vice President - Administration and Contract Administration and Secretary, and Nisar
A. Chaudhry, Vice President - Engineering and Chief Technology Officer and certain other key employees. The bonus plan is designed to provide incentive for performance upon meeting pre-established goals in fiscal 2006. The plan establishes a bonus pool base equal to a percentage of each participant's base salary (which percentage in the case of Timothy J. Roach is 60%, Kenneth A. Paladino is 50%, and Virginia M. Hall and Nisar A. Chaudhry is 30%). The aggregate bonus pool base is then allocated by the Compensation Committee among various targets established by the Committee with varying weights totaling 100% for fiscal 2006. The targets are pre-established levels of consolidated revenues, revenues from emerging market product sales, net income and cash flow, with weights aggregating 80%, and a 20% discretionary factor. The actual bonus pool will be determined by multiplying the bonus pool base established for each target (except the discretionary component) by the percentage by which the target is met (with no bonus included in the pool related to a target unless that target is met at least an 80% level and a maximum of 120% of the bonus pool base if the target is exceeded by 20%). The Compensation Committee will determine the bonus pool for the discretionary component. The Compensation Committee, with input from the Audit Committee may (but need not) make adjustments in determining if a target has been met for, among other things, corporate transactions (such as acquisitions, divestitures and reorganizations), non-budgeted or unusual expenditures, gains or losses caused by strategic decisions and the effects of changes in accounting principles, extraordinary or non-recurring charges and unusual events and other items that were factors in establishing target levels but were not contemplated at the time the targets were established or that may be outside the control of the participants. The maximum amount of the bonus pool may not exceed 25% of the Company's earnings before income taxes and before deducting bonuses payable under the plan. The bonus pool so determined is allocated among plan participants pro rata to the bonus pool base attributable to the respective participants. If a participant voluntarily terminates his or her employment with the Company or if his or her employment is terminated for cause prior to the payment of the bonus, the participant forfeits his or her bonus. Bonuses are pro rated in the event of termination of employment by reason of death or disability or if the Company terminates the participant's employment other than for cause during the Company's fiscal year. Any amounts forfeited or not earned by a participant are not reallocated to other participants.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired: None

         (b)      Pro Forma Financial Information: None

         (c)      Exhibits:

                  99.1 Termination Severance Agreement, dated October 14, 2005, between the Company and Kenneth A. Paladino.

                  99.2 Termination Severance Agreement, dated October 14, 2005, between the Company and Virginia M. Hall.

                  99.3 Termination Severance Agreement, dated October 14, 2005, between the Company and Nisar A. Chaudhry.

                  99.4 Resolution of the Board of Directors adopted on October 14, 2005 amending the cash compensation payable to non-employee directors.

                  99.5     TII Network Technologies, Inc.'s 2006 Incentive Bonus
                           Plan.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TII NETWORK TECHNOLOGIES, INC.


Date: October 20, 2005                 By: /s/ Timothy J. Roach
                                           -------------------------------------
                                           Timothy J. Roach,
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
--------------------------------------------------------------------------------

99.1 Termination Severance Agreement, dated October 14, 2005, between the Company and Kenneth A. Paladino.

99.2 Termination Severance Agreement, dated October 14, 2005, between the Company and Virginia M. Hall.

99.3 Termination Severance Agreement, dated October 14, 2005, between the Company and Nisar A. Chaudhry.

99.4 Resolution of the Board of Directors adopted on October 14, 2005 amending the cash compensation payable to non-employee directors.

99.5     TII Network Technologies, Inc.'s 2006 Incentive Bonus Plan.

                                       5